--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     Janus Enterprise Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     5

          Statement of Operations ..............................     6

          Statement of Changes in Net Assets ...................     7

          Financial Highlights .................................     8

          Notes to Schedule of Investments .....................     9

          Notes to Financial Statements ........................    10

          Explanation of Charts and Tables .....................    13

--------------------------------------------------------------------------------
Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Enterprise Fund

[PHOTO]
James Goff
portfolio manager

For the six-month period ended April 30, 2001, Janus Enterprise Fund lost 39.88%, compared with a 1.40% decline in the S&P MidCap 400 Index and a 27.99% drop in the Russell MidCap Growth Index.(1) Our focus on companies with very high rates of earnings and revenue growth worked against us as a wide range of factors converged to create an extremely difficult environment for aggressive growth stocks.

As the period began, a series of six consecutive interest rate increases by the Federal Reserve had finally succeeded in cooling off the U.S. economy, which is now suffering its most sudden slowdown since the OPEC-induced recession of the early 1970s. This was compounded by an alarming drop in consumer confidence, which was, in turn, driven by skyrocketing energy prices and the evaporation (and ultimate reversal) of the so-called "wealth effect."

This  weakness  quickly  spread to the  corporate  sector,  where a  cascade  of disappointing earnings announcements soon turned into a flurry of pink slips. The darkening outlook also forced businesses to suddenly scale back or cancel plans for further increases in technology and telecommunications investment - a fact that worked directly against many of our fastest-growing holdings. If that weren't enough, the demise of countless dot-coms and the well-publicized difficulties of numerous upstart telecommunications providers effectively removed the pressure felt by existing companies to build out their networks and service offerings in an effort to compete with the aggressive newcomers, pressuring capital investment even further.

In this environment perhaps it's not surprising that optical telecom equipment stocks such as Avanex were among our biggest disappointments. The stock fell sharply as one industry peer after another announced that earnings would fall short of expectations. We sold the position in response to the dramatic decline in telecommunications equipment spending and delays that may push the introduction of new products out by as much as a year.

Our exposure to biotechnology stocks such as Human Genome Sciences, Millennium Pharmaceuticals and others also worked against us. Many of these stocks fell sharply despite a continuing stream of positive news from some of the industry's most notable players. Millennium, for example, entered into a new research pact with drug giant Abbott Labs even as an existing partnership with Germany's Bayer bore fruit in the form of a cancer drug that progressed from genomic concept to clinical candidate status in a mere 18 months. We remain committed to this group of companies despite the recent turbulence and believe the value proposition they offer, namely a dramatic improvement in the drug discovery process, makes the longer-term outlook favorable.

Despite these and other disappointments, there were several standouts. One example included Hanover Compressor, a company that leases compression equipment to natural gas drillers and pipeline operators. We believe Hanover's steady growth profile in what is viewed by some as a volatile, commodity-based business provides the Fund with a measure of diversification in an increasingly unsteady market. Meanwhile, demand for gas is skyrocketing at the same time that supply is dwindling as the country's major gas fields mature and begin to decline. This trend plays directly into the hands of Hanover, whose services and equipment help producers squeeze more and more of the vital commodity out of diminishing gas reserves.

While we recognize that our focus on high growth stocks has pressured our returns in recent months, we believe the Fund is well-positioned to rebound when the market regains its footing. Investors tend to paint stocks with a very broad brush during times of turmoil, and great companies often take a beating beside those that are fundamentally unsound. In time, however, the market always manages to sort the tennis balls from the eggs, and we are therefore encouraged by the fact that the business fundamentals possessed by virtually all of our companies have remained strong despite the market's volatile performance. Furthermore, it's quite likely that stock prices will begin to discount a recovery months before it becomes evident in the economic data, and by holding on to those companies that are well-positioned to lead the market out of its current funk, we hope to participate fully and forcefully when the turnaround comes.

In closing, I am not satisfied with our performance. Nor do I expect you to be. You invest with Janus for results, and in recent months it has proven exceedingly difficult to provide them. However, I firmly believe we have the right people in place and a sound investment philosophy capable of producing the kind of long-term results you expect from Janus. Furthermore, we have assembled an outstanding roster of companies that in our estimation will ultimately lead the market out of this downturn.

Thank you for your continued investment in Janus Enterprise Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                        Janus Enterprise Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                87.5%              96.8%
  Foreign                                                1.9%               2.3%
Top 10 Equities (% of Assets)                           39.7%              39.4%
Number of Stocks                                           56                 61
Cash, Cash Equivalents and
  Fixed-Income Securities                               12.5%               3.2%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Wireless Equipment                                      10.0%               3.2%
Medical - Biomedical and Genetic                         8.2%               9.3%
Commercial Services - Financial                          6.1%               6.3%
Semiconductor Components/
  Integrated Circuits                                    5.9%               6.1%
Electric - Generation                                    5.6%               2.6%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Paychex, Inc.                                            6.1%               6.3%
AES Corp.                                                5.6%               2.6%
Crown Castle International Corp.                         4.8%               3.2%
Human Genome Sciences, Inc.                              4.8%               3.6%
American Tower Corp.                                     4.0%               3.2%
Western Wireless Corp. - Class A                         3.4%               1.8%
Millennium Pharmaceuticals, Inc.                         2.9%               4.7%
Cardinal Health, Inc.                                    2.8%                 --
Vitesse Semiconductor Corp.                              2.7%               3.2%
Exodus Communications, Inc.                              2.6%               4.1%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 9/1/92*
(44.95)%           11.74%              17.68%

Janus Enterprise Fund - $40,960
S&P MidCap 400 Index - $40,882

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($40,960) as compared to the S&P MidCap 400 Index ($40,882).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology, telecommunications and healthcare (which includes biotechnology) sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 is an index of 400 US corporations of medium capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index; managed by the Frank Russell Company. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.5%
Advertising Sales - 1.8%
   2,147,060     Lamar Advertising Co.* .....................    $    82,983,869

Cellular Telecommunications - 3.4%
   3,561,160     Western Wireless Corp. - Class A*,# ........        158,578,455

Commercial Services - 1.6%
     839,415     Concord EFS, Inc.* .........................         39,074,768
   1,115,375     Plexus Corp.* ..............................         34,264,320

                                                                      73,339,088

Commercial Services - Financial - 6.1%
   8,338,896     Paychex, Inc. ..............................        288,192,246

Diversified Operations - 1.8%
      23,235     Berkshire Hathaway, Inc. - Class B* ........    $    52,859,625
   1,722,620     Cendant Corp.* .............................         30,559,279

                                                                      83,418,904

Drug Delivery Systems - 2.3%
   1,825,075     Andrx Group, Inc.* .........................        107,679,425

E-Commerce/Services - 4.4%
   1,699,000     eBay, Inc.* ................................         85,765,520
   2,499,515     TMP Worldwide, Inc.* .......................        120,576,604

                                                                     206,342,124

See Notes to Schedule of Investments.

2  Janus Enterprise Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Generation - 5.6%
   5,504,580     AES Corp.* .................................    $   262,403,329

Electronic Components - 1.2%
     747,260     Celestica, Inc. - New York Shares* .........         38,184,986
     675,945     Flextronics International, Ltd.* ...........         18,176,161

                                                                      56,361,147

Electronic Components - Semiconductors - 4.1%
   4,457,945     Cree, Inc.*,# ..............................         95,979,556
   2,976,005     Intersil Holding Corp.*,# ..................         95,946,401

                                                                     191,925,957

Independent Power Producer - 0.8%
     697,330     NRG Energy, Inc.* ..........................         24,929,547
     469,445     Reliant Resources, Inc.* ...................         14,083,350

                                                                      39,012,897

Internet Brokers - 1.8%
   2,786,460     Charles Schwab Corp. .......................         55,171,908
   3,309,055     E*TRADE Group, Inc.* .......................         31,105,117

                                                                      86,277,025

Medical - Biomedical and Genetic - 8.2%
     345,070     CuraGen Corp.* .............................         11,352,803
     229,130     Enzon, Inc.* ...............................         13,660,731
   3,475,000     Human Genome Sciences, Inc.* ...............        223,199,250
   3,631,920     Millennium Pharmaceuticals, Inc.* ..........        135,107,424

                                                                     383,320,208

Medical - Drugs - 1.9%
     494,330     Biovail Corp. - New York Shares* ...........         19,417,282
     431,000     Priority Healthcare Corp.* .................         14,990,180
   2,133,000     Sepracor, Inc.* ............................         56,225,880

                                                                      90,633,342

Medical - Wholesale Drug Distributors - 2.8%
   1,944,255     Cardinal Health, Inc. ......................        131,042,787

Medical Labs and Testing Services - 1.1%
     165,500     Laboratory Corporation of America Holdings*          23,335,500
     233,155     Quest Diagnostics, Inc.* ...................         28,724,696

                                                                      52,060,196

Medical Products - 1.2%
   1,444,060     MiniMed, Inc.* .............................         57,675,756

Oil - Field Services - 1.6%
   1,023,815     Hanover Compressor Co.* ....................         37,266,866
   1,103,750     Hanover Compressor Co.*,(ss) ...............         40,176,500

                                                                      77,443,366

Oil Companies - Exploration and Production - 3.5%
   1,326,230     Anadarko Petroleum Corp. ...................         85,700,983
   1,661,315     EOG Resources, Inc. ........................         77,068,403

                                                                     162,769,386

Pharmacy Services - 0.4%
     791,565     Omnicare, Inc. .............................         17,572,743

Radio - 1.9%
     716,100     Cox Radio, Inc. - Class A* .................    $    18,475,380
     417,720     Entercom Communications Corp.* .............         19,056,386
   1,081,115     Hispanic Broadcasting Corp.* ...............         25,914,327
   2,576,325     Sirius Satellite Radio, Inc.*,# ............         26,561,911

                                                                      90,008,004

Retail - Drug Store - 2.3%
   2,531,095     Walgreen Co. ...............................        108,280,244

Satellite Telecommunications - 1.0%
   1,582,860     EchoStar Communications Corp.* .............         47,422,486

Schools - 2.6%
   3,856,294     Apollo Group, Inc. - Class A* ..............        119,930,743

Semiconductor Components/Integrated Circuits - 5.9%
   2,704,335     Integrated Device Technology, Inc.* ........        105,928,802
     855,610     Maxim Integrated Products, Inc.* ...........         43,721,671
   3,746,940     Vitesse Semiconductor Corp.* ...............        127,021,266

                                                                     276,671,739
Super-Regional Banks - 0.2%
     137,800     Northern Trust Corp. .......................          8,961,134

Telecommunication Equipment - 0.3%
   1,602,765     ADC Telecommunications, Inc.* ..............         12,036,765

Telecommunication Services - 1.1%
   8,117,230     Metromedia Fiber Network, Inc. - Class A* ..         41,316,701
   1,348,777     Microcell Telecommunications, Inc.
                   - New York Shares* .......................         11,801,799

                                                                      53,118,500

Telephone - Integrated - 1.8%
   9,642,600     McLeodUSA, Inc. - Class A* .................         85,337,010

Therapeutics - 2.4%
   1,496,765     Abgenix, Inc.* .............................         56,128,687
   2,270,725     Medarex, Inc.* .............................         54,293,035

                                                                     110,421,722

Web Hosting/Design - 2.6%
  12,768,082     Exodus Communications, Inc.* ...............        122,573,587

Wireless Equipment - 9.8%
   6,933,960     American Tower Corp.* ......................        185,830,128
   9,265,425     Crown Castle International Corp.* ..........        226,910,258
   1,383,915     SBA Communications Corp.* ..................         47,177,662

                                                                     459,918,048
--------------------------------------------------------------------------------
Total Common Stock (cost $4,933,037,290) ....................      4,103,712,232
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$  4,590,000     American Tower Corp., 9.375%
                   senior notes, due 2/1/09+ ................          4,578,525
   2,500,000     Crown Castle International Corp., 10.75%
                   senior notes, due 8/1/11 .................          2,668,750
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $6,844,883) .....................          7,247,275
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                        Janus Enterprise Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Note - 3.2%
                 General Electric Capital Corp.
$150,000,000       4.64%, 5/1/01
                   (amortized cost $150,000,000) ............    $   150,000,000
--------------------------------------------------------------------------------
Time Deposits - 5.6%
                 Societe Generale, New York
 100,000,000       4.6875%, 5/1/01 ..........................        100,000,000
                 SouthTrust Bank EDT
 166,100,000       4.6875%, 5/1/01 ..........................        166,100,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $266,100,000) .....................        266,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.2%
                 Fannie Mae
 100,000,000       4.47%, 7/5/01 ............................         99,250,000
                 Federal Home Loan Bank System
  50,000,000       4.82%, 6/1/01 ............................         49,792,472
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $148,985,389) ..........        149,042,472
--------------------------------------------------------------------------------
Total Investments (total cost $5,504,967,562) - 99.7% .......      4,676,101,979
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%         12,811,633
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,688,913,612
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             1.5%          $    69,404,067
Singapore                                          0.4%               18,176,161
United States++                                   98.1%            4,588,521,751
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,676,101,979

++Includes Short-Term Securities (86.0% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Enterprise Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  5,504,968

Investments at value                                                $  4,676,102
  Cash                                                                     1,613
  Receivables:
    Investments sold                                                      58,991
    Fund shares sold                                                      10,994
    Dividends                                                                751
    Interest                                                                 211
  Other assets                                                                 3
--------------------------------------------------------------------------------
Total Assets                                                           4,748,665
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 50,801
    Fund shares repurchased                                                4,636
    Advisory fees                                                          2,245
    Transfer agent fees and expenses                                         584
  Accrued expenses                                                         1,485
--------------------------------------------------------------------------------
Total Liabilities                                                         59,751
--------------------------------------------------------------------------------
Net Assets                                                          $  4,688,914
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          114,007

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      41.13
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Enterprise Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $      7,961
  Dividends                                                                2,438
  Foreign tax withheld                                                      (45)
--------------------------------------------------------------------------------
Total Investment Income                                                   10,354
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           18,739
  Transfer agent fees and expenses                                         5,903
  Registration fees                                                          369
  Postage and mailing expenses                                               394
  Custodian fees                                                             134
  Printing expenses                                                          496
  Audit fees                                                                  15
  Trustees' fees and expenses                                                 13
  Other expenses                                                              48
--------------------------------------------------------------------------------
Total Expenses                                                            26,111
Expense and Fee Offsets                                                    (358)
Net Expenses                                                              25,753
Net Investment Income/(Loss)                                            (15,399)
Net Realized and Unrealized Gain/(Loss) on Investments:
--------------------------------------------------------------------------------
  Net realized gain/(loss) from securities transactions              (1,476,736)
  Net realized gain/(loss) from foreign currency transactions                 --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (1,744,243)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (3,220,979)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(3,236,378)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Enterprise Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                            2001          2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $   (15,399)   $   (47,139)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                 (1,476,736)      (612,246)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (1,744,243)        148,631
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (3,236,378)      (510,754)
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   --             --
  Net realized gain from investment transactions*                          --             --
  Dividends (in excess of realized gain from investments)                  --      (167,625)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --      (167,625)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                       1,521,083     11,155,041
  Reinvested dividends and distributions                                   --        163,404
  Shares repurchased                                              (1,680,355)    (4,885,200)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (159,272)      6,433,245
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (3,395,650)      5,754,866
Net Assets:
  Beginning of period                                               8,084,564      2,329,698
--------------------------------------------------------------------------------------------
  End of period                                                  $  4,688,914   $  8,084,564
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  7,633,701   $  7,792,973
  Accumulated net investment income/(loss)*                          (15,399)             --
  Accumulated net realized gain/(loss) from investments*          (2,100,522)      (623,786)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                   (828,866)        915,377
--------------------------------------------------------------------------------------------
                                                                 $  4,688,914   $  8,084,564
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          30,198        139,332
  Reinvested distributions                                                 --          2,372
--------------------------------------------------------------------------------------------
Total                                                                  30,198        141,704
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (34,366)       (63,257)
Net Increase/(Decrease) in Fund Shares                                (4,168)         78,447
Shares Outstanding, Beginning of Period                               118,175         39,728
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     114,007        118,175
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  2,078,586   $ 11,673,881
  Proceeds from sales of securities                                 2,576,574      5,587,406
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Enterprise Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    68.41    $    58.64      $    32.33    $    30.86    $    31.19    $    27.14
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.14)            --              --            --            --            --
  Net gains on securities
    (both realized and unrealized)               (27.14)         13.10           30.61          3.43           .95          5.85
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (27.28)         13.10           30.61          3.43           .95          5.85
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)              --            --              --            --            --            --
  Distributions (from capital gains)                  --            --          (4.30)        (1.96)        (1.28)        (1.80)
  Distributions (in excess of capital gains)          --        (3.33)              --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --        (3.33)          (4.30)        (1.96)        (1.28)        (1.80)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    41.13    $    68.41      $    58.64    $    32.33    $    30.86    $    31.19
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                   (39.88)%        22.29%         104.09%        11.79%         3.31%        22.43%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $4,688,914    $8,084,564      $2,329,698    $  558,999    $  551,828    $  732,003
Average Net Assets for the Period
  (in thousands)                              $5,813,551    $7,265,824      $1,126,839    $  551,467    $  613,784    $  596,313
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.91%         0.90%           0.98%         1.08%         1.07%         1.14%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.89%         0.88%           0.95%         1.06%         1.04%         1.12%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                 (0.53)%       (0.65)%         (0.67)%       (0.67)%       (0.61)%       (0.78)%
Portfolio Turnover Rate**                            76%           80%             98%          134%          111%           93%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Enterprise Fund  April 30, 2001

Notes to Schedule of Investments

*    Non-income-producing security
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(ss) Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       Value as
                         Acquisition    Acquisition       Fair           % of
                             Date           Cost          Value       Net Assets
--------------------------------------------------------------------------------
Hanover Compressor Co.     5/22/00      $33,112,500    $40,176,500       0.86%
--------------------------------------------------------------------------------
The Fund has registration rights for certain restricted securities held at April 30, 2001. The issuer incurs all registration costs.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                          Purchases                   Sales              Realized       Dividend   Market Value
                                     Shares        Cost        Shares       Cost        Gain/(Loss)      Income     at 4/30/01
--------------------------------------------------------------------------------------------------------------------------------
Cree, Inc.(1)                        625,000   $30,427,575      90,155  $ 6,945,510    $ (4,623,284)        --      $ 95,979,556
Intersil Holding Corp.               208,545     3,943,237     388,660   24,596,158     (16,234,532)        --        95,946,401
Sirius Satellite Radio, Inc.       2,200,410    56,850,753     341,990   18,553,390     (15,616,135)        --        26,561,911
Western Wireless Corp. - Class A          --            --          --           --               --        --       158,578,455
--------------------------------------------------------------------------------------------------------------------------------
                                               $91,221,565              $50,095,058    $(36,473,951)                $377,066,323
--------------------------------------------------------------------------------------------------------------------------------

(1)  Adjusted for 2-for-1 stock split 12/11/00.

                                        Janus Enterprise Fund  April 30, 2001  9

Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Enterprise Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Enterprise Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                       Janus Enterprise Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                   --                     --            $735,999
--------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire between October 31, 2007, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

Net Capital Loss   Federal Tax     Unrealized      Unrealized          Net
   Carryovers          Cost       Appreciation   (Depreciation)   (Depreciation)
--------------------------------------------------------------------------------
 $(541,775,967)  $5,595,752,880   $422,811,175  $(1,342,462,076)  $(919,650,901)
--------------------------------------------------------------------------------

12  Janus Enterprise Fund  April 30, 2001

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                                       Janus Enterprise Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Enterprise Fund  April 30, 2001

Notes

                                       Janus Enterprise Fund  April 30, 2001  15

Notes

16  Janus Enterprise Fund  April 30, 2001

Notes

                                       Janus Enterprise Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                     ENT50-06/01